Exhibit 10.19(b)
                                                                ----------------


Southern California                                      Alan J. Fohrer
Edison                                                   Chief Executive Officer
An Edison International Company



                                  May 12, 2003


VIA FACSIMILE & U.S. MAIL

Eric Gadd
Enron Wind, LLC
1400 Smith Street
Houston, TX 77002

Edward F. Tancer
General Counsel FPL Energy, LLC
700 Universe Blvd.
Juno Beach, Florida 33408

          Re: Letter Agreement Extending Certain Deadlines in
              Sections 5.2, 15.2.3 and 15.2.3 of the Master Definitive Agreement Dated January 15, 2003

Gentlemen:

     Please refer to the Master Definitive Agreement Among Southern California Edison Company, Enron Wind LLC, ESI Sky River Limited Partnership, ESI VG Limited Partnership and PPA Sellers, dated January 15, 2003 (the "MDA"). All undefined, capitalized terms used herein shall have the same meanings they have in the MDA.

     This Letter Agreement will memorialize the agreement of the Parties, effective as of February 13, 2003, to amend the MDA as follows:

     1. Section 5.2 of the MDA is amended by deleting the words "one hundred and eighty (180)" and replacing them with the words "two hundred and twenty-two
(222)."

     2. Section 15.2.2 of the MDA is amended to provide that the time for the filing at FERC contemplated therein is extended by one Business Day;

     3. Section 15.2.3 of the MDA is amended to provide that the time for the filing at the CPUC contemplated therein shall be extended by seven (7) calendar days.




P.O. Box 800
2244 Walnut Grove Ave.
Rosemead, CA 91770
626-302-1379
Fax 626-302-4737

Eric Gadd
Enron Wind, LLC
Edward F. Tancer
General Counsel FPL Energy, LLC
Page 2
May 12, 2003



     For purposes of this Letter Agreement only, the Parties have agreed that an exchange of signature pages by facsimile will be sufficient to amend the MDA as set forth above without further action of the Parties. Nothing in this Letter Agreement shall be deemed to constitute an admission or be used as evidence in any proceeding or otherwise except for the purpose of demonstrating the extensions of time provided for herein.

     Upon your receipt of this letter, I ask that you arrange for an authorized representative of each of the Parties listed below to countersign a copy of this letter in the places provided and that copies of the executed signature pages be returned by facsimile to the attention of James B. Woodruff at facsimile number 626-302-1904.

                              Very truly yours,

                              /s/ Alan J. Fohrer
                              Alan J. Fohrer
                              Chief Executive Officer


cc: David M. Koogler, Esq. (via electronic mail)
    John A. Lamb, Esq. (via electronic mail)
    Joel D. Newton, Esq. (via electronic mail)

Eric Gadd
Enron Wind, LLC
Edward F. Tancer
General Counsel FPL Energy, LLC
Page 3
May 12, 2003



                             Agreed to and Accepted


Enron Wind LLC                       Enron Wind Systems, LLC

By: /s/ Eric D. Gadd                 By: /s/ Eric D. Gadd
   ---------------------------          ---------------------------

(print) /s/ Eric D. Gadd             (print) /s/ Eric D. Gadd
       -----------------------              ------------------------
       Its: President and CEO               Its: President and CEO
            ------------------                   -------------------
            5/14/03                              5/14/03
       -----------------------              ------------------------


Cabazon Power Partners LLC                     ZWHC LLC

By: /s/ Eric D. Gadd                 By: /s/ Eric D. Gadd
   ---------------------------          ---------------------------

(print) /s/ Eric D. Gadd             (print) /s/ Eric D. Gadd
       -----------------------              -----------------------

       Its: President and CEO               Its: President and CEO
            ------------------                   ------------------

Date: 5/14/03                        Date: 5/14/03
      ------------------------             ------------------------


Painted Hills Wind Developers        Zond Windsystems Partners, Ltd. Series 85-A

     By:  Enron Wind Systems, LLC      By:  Zond Windsystems Management III LLC,

          Its managing joint                Its general partner
          venturer


   By: /s/ Eric D. Gadd                By:  /s/ Eric D. Gadd
       -----------------------              ---------------------------

   (print) /s/ Eric D. Gadd            (print)  /s/ Eric D. Gadd
          --------------------                  -----------------------

          Its: President and CEO                Its: President and CEO
               -----------------                     -----------------

   Date: 5/14/03                          Date:   5/14/03
        ----------------------                 ------------------------

Eric Gadd
Enron Wind, LLC
Edward F. Tancer
General Counsel FPL Energy, LLC
Page 4
May 12, 2003



Zond Windsystems Partners, Ltd. Series 85-B

By: Zond Windsystems Management IV LLC,

      Its general partner

By: /s/ Eric D. Gadd
   --------------------------

(print) /s/ Eric D. Gadd
       ----------------------

       Its President and CEO
           ------------------
 Date: 5/14/03
       ----------------------


ESI Sky River Limited Partnership               ESI VG Limited Partnership

By: ESI Sky River, Inc.                   By: ESI Victory, Inc.
      Its general partner                       Its general partner

By:                                       By:
   --------------------------                ---------------------------

(print)                                   (print)
       ----------------------                    -----------------------

       Its:                                      Its:
           ------------------                        -------------------

Date:                                     Date:
     ------------------------                  -------------------------


                             Sky River Partnership

By: ESI Sky River Limited                 By: Sky River LLC,
    Partnership,
                                                Its general partner
      Its general partner
                                          By: /s/ Eric D. Gadd
                                             --------------------------

By: ESI Sky River, Inc.,                  (print) /s/ Eric D. Gadd
                                                 ----------------------
      Its general partner
                                                 Its President & CEO
                                                     ------------------
By:                                       Date: 5-14-2003
    --------------------------                 ------------------------

      ------------------------

      Its
          --------------------

Eric Gadd
Enron Wind, LLC
Edward F. Tancer
General Counsel FPL Energy, LLC
Page 4
May 12, 2003



                      Victory Garden Phase IV Partnership

By: ESI VG Limited Partnership,            By: Victory Garden LLC,

      Its general partner                        Its general partner

By: ESI Victory, Inc.,                     By: /s/ Eric D. Gadd
                                              ---------------------------

      Its general partner                  (print) /s/ Eric D. Gadd
                                                  -----------------------

By:                                               Its President & CEO
   ----------------------------                       -------------------

(print)                                    Date: 5-14-2003
       ------------------------                  ------------------------

       Its
          ---------------------

Date:
    ---------------------------



Acknowledged by and Consented to:
Wind System Trust


By: /s/ Robbye Waldron
   ----------------------------
Robbye Waldron
Managing Trustee



Wind Development Trust


By: /s/ Robbye Waldron
  -----------------------------
Robbye Waldron
Managing Trustee